UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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Insignia Systems, Inc.
(Name of Registrant as Specified In Its Charter)

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8799 Brooklyn Blvd., Minneapolis, MN 55445

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2017

To the Shareholders of Insignia Systems, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”), a Minnesota corporation, will be held on Tuesday, June 6, 2017, at 9:00 a.m., Central Time, at the Minneapolis Marriott West, located at 9960 Wayzata Boulevard, Minneapolis, Minnesota for the following purposes:

1.
To elect five nominees named in our proxy statement to serve as directors;

2.
To approve, by non-binding vote, the Company’s executive compensation;

3.
To recommend, by non-binding vote, the frequency of future votes on executive compensation;

4.
To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ending December 31, 2017; and

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has set the close of business on April 13, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote by Internet, by telephone, or if the proxy materials were mailed to you, by completing, signing and mailing the enclosed proxy card.

By Order of the Board of Directors Kristine Glancy President and Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 6, 2017:

The Proxy Statement and the Annual Report are available free of charge at:
https://materials.proxyvote.com/45765Y

PROXY STATEMENT

Annual Meeting of Shareholders
June 6, 2017
_______________________________________

PROXY STATEMENT
___________________________________________________

GENERAL INFORMATION

This proxy statement is furnished to the shareholders of Insignia Systems, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 6, 2017, and at any adjournment of the meeting.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting to be Held on June 6, 2017

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials on the Internet. “Proxy materials” means this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2016 and any amendments or updates to these documents. A Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) will be mailed to shareholders on or about April 25, 2017. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and how to vote via the Internet, by telephone or by mail.

What is the purpose of the Annual Meeting and what are the board’s recommendations?

At our annual meeting, shareholders will vote on the following items of business:

	Item of Business	Board Recommendation
1.	Election of five directors	FOR each nominee
2.	Advisory, non-binding vote, to approve the Company’s executive compensation	FOR
3.	Advisory, non-binding vote, to approve the frequency of future votes on executive compensation	1 YEAR
4.	Ratification of Independent Registered Public Accounting Firm	FOR

If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

Who is entitled to vote at the meeting?

As of the record date, April 13, 2017, there were 11,760,817 shares of common stock, par value $.01 per share, outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on April 13, 2017, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. See “How many shares must be present to hold the meeting?” below for a discussion of quorum.

What is the difference between a “shareholder of record” and a shareholder who holds the stock in “street name”?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, a “shareholder of record” (also known as a “registered shareholder”). The proxy materials will be sent directly to you by us or our representative.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, your shares are said to be held in “street name” and you are considered the beneficial owner of the shares. Technically, the bank or broker is the shareholder of record with respect to those shares. In this case, the proxy materials will be forwarded to you by your broker, bank or other financial institution or its designated representative. Through this process, your bank or broker will collect the voting instructions from all their respective customers who hold our shares, including you, and then submits those votes to us.

How do I vote my shares?

If you are a shareholder who holds the stock in street name, you must vote your shares using the method provided by your broker, bank, trust or other designee, which is similar to the voting procedure for shareholders of record outlined below. You will receive a voting instruction form (not a proxy card) to use to direct your broker, bank, trust or other designee how to vote your shares.

If you are a shareholder of record, you can submit a proxy to be voted at the meeting in the following ways:

Vote by Internet: To vote over the internet, go to www.proxyvote.com. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card that was mailed to you and follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Telephone: To vote over the telephone, call the toll-free number on the Notice of Internet Availability that was mailed to you. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card and then follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Mark, sign, date and return the proxy card in the postage-paid envelope provided.

Vote in Person: If you choose to vote your shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. You may also request a paper or email copy of the documents by calling 1-800-579-1639 or email your request to: sendmaterial@proxyvote.com.

Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Company, or by revocation in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, signed proxies received from shareholders will be voted in accordance with the Board’s recommendations.

How many shares must be present to hold the meeting?

Under Minnesota law and our Bylaws, a majority of the voting power of the shares entitled to vote at the Annual Meeting represent a quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated at the Annual Meeting to determine whether or not a quorum is present. Abstentions will be treated as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote but will be counted in determining whether a quorum is present at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How many votes are required to approve the proposals?

In general, each item of business properly presented at a meeting of shareholders at which a quorum is present must be approved by the vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business. Under Minnesota law, however, directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote.

What is the effect of not instructing my bank or broker how to vote my shares?

If you are a shareholder of record, and you do not cast your vote, no votes will be cast on your behalf on any proposals at the Annual Meeting.

If you hold your shares in street name, your bank or broker cannot vote your shares with respect to the election of directors (Proposal One) or the advisory vote to approve executive compensation (Proposal Two), or the advisory vote to approve the frequency of future votes on executive compensation (Proposal Three) unless you provide voting instructions to them. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf on those proposals. Your bank or broker may exercise discretion and vote uninstructed shares on the ratification of our independent registered public accounting firm (Proposal Four). We strongly encourage you to return your voting instruction form and exercise your full voting rights.

Who pays for the cost of proxy preparation and solicitation?

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone or by mail.

CORPORATE GOVERNANCE AND BOARD MATTERS

The business and affairs of the Company are conducted under the direction of the Board in accordance with the Company’s Articles of Incorporation and Bylaws, the Minnesota Business Corporations Act, federal securities laws and regulations, applicable NASDAQ Rules, Board committee charters and the Company’s Code of Ethics. Members of the Board are informed of the Company’s business through discussions with management, by reviewing Board meeting materials provided to them and by participating in meetings of the Board and its committees, among other activities. Our corporate governance practices are summarized below.

Election to the Board of Directors

All of the Company’s directors are elected annually. Our Bylaws, as amended, provide that the Board shall consist of between two and no more than nine members, as designated by resolution of the Board from time to time. Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has set the size of the Board to be elected at the 2017 Annual Meeting at five.

Majority Independent Board

The listing rules of the NASDAQ Stock Market (“NASDAQ Rules”) require that a majority of our Board be “independent directors” as that term is defined in the rules. Our Board has determined each of our three current Board members to be “independent directors.”

Meetings of the Board of Directors and Director Attendance

The Board held twelve meetings during 2016. Each director attended more than 75% of all meetings of the Board and committees of the Board on which he served. Although the Board does not have a policy regarding attendance at the Company’s annual meetings of shareholders, four of the eight directors then serving on the Board attended the 2016 Annual Meeting of Shareholders. Directors are expected to attend substantially all the meetings of the Board and the committees on which they serve, as well as the annual meeting of shareholders, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

Committees of the Board of Directors

The current membership of the Board’s three standing committees is set forth in the following table.

Director	Audit	Compensation	Nominating and Corporate Governance	Independent Director
Michael C. Howe	Member	Chair	Member	Yes
F. Peter Zaballos	Member	Member	Chair	Yes
Steven R. Zenz	Chair	Member	Member	Yes

Audit Committee

Independence. Each of the members of the Audit Committee is an “independent director” as that term is defined by the NASDAQ Rules and “independent” as that term is defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

Duties and Responsibilities. The Audit Committee provides independent objective oversight of the Company’s financial reporting system. As part of its responsibilities, the Committee reviews and evaluates significant matters relating to the annual audit and the internal controls of the Company and communicates its analysis with management, reviews the scope and results of annual independent audits by, and the recommendations of, the Company’s independent auditors, reviews the independent auditor’s qualifications and independence and approves additional services to be provided by the auditors. The Audit Committee is solely responsible for appointing, setting the compensation of and evaluating the independent auditors.

In addition, the Committee: (i) meets separately with management and the independent auditors on a periodic basis; (ii) receives the independent auditors’ report on all critical accounting policies and practices and other written communications; (iii) reviews management’s statements concerning its assessment of the effectiveness of internal controls and the independent auditors’ report on such statements, as applicable; and (iv) reviews and discusses with management and the independent auditors the Company’s interim and annual financial statements and disclosures (including Management’s Discussion and Analysis) in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the results of the quarterly financial reviews and the annual audit. The Committee has direct access to the Company’s independent auditors. The Committee also reviews and approves all related-party transactions.

The foregoing is a general summary of the Committee’s duties and activities. The Audit Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. This charter further describes the role of the Audit Committee in overseeing the Company’s financial reporting process. References to the Company’s website are for informational purposes and are not intended to, and do not, incorporate information found on the website into this proxy statement.

Committee Meetings. The Committee held five meetings during 2016. In addition to fulfillment of the Committee’s regular duties and responsibilities, these meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent auditors. Please refer to the Report of the Audit Committee appearing later in this proxy statement.

Audit Committee Financial Expert. Mr. Zenz has been designated by the Board as an “audit committee financial expert,” as that term is defined by the rules of the SEC. Through his extensive experience as a former partner of the audit and advisory firm KPMG LLP, he possesses: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements with a breadth and level of complexity commensurate with those presented by the Company’s financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Compensation Committee

Independence. Each of the members of the Compensation Committee are “independent directors” as that term is defined by the NASDAQ Rules, including the independence criteria specific to compensation committee members, “non-employee directors” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, and “outside directors” as that term is used in Section 162(m) of the Internal Revenue Code.

Duties and Responsibilities. The Compensation Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. The Committee’s main duties, as described in its charter, are: (i) to review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the President and Chief Executive Officer and other key executives; (ii) to review the performance of the President and Chief Executive Officer; (iii) to review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (iv) to act as the administrative committee for the Company’s stock plans, and any other incentive plans established by the Company; (v) to consider and approve grants of incentive stock options, non-qualified stock options, restricted stock or any combination to any employee; and (vi) to oversee the filing of required compensation-related reports or disclosures in the Company’s SEC reports, proxy statement and other filings.

In pursuing its duties, the Committee has the authority to retain and has, from time to time, retained an outside compensation consultant to advise it on compensation matters. The Committee also consults with the President and Chief Executive Officer, and from time to time, other senior management on compensation issues regarding the other executive officers.

Committee Meetings. The Compensation Committee held ten meetings during 2016.

Nominating and Corporate Governance Committee

Independence. Each of the members of the Nominating and Corporate Governance Committee is an “independent director” as that term is defined in the NASDAQ Rules.

Duties and Responsibilities. Among other duties, the Committee is responsible for nominating the slate of directors to be considered for election at the Company’s annual meeting of shareholders. In accordance with its committee charter, the Nominating and Corporate Governance Committee typically evaluates candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, diversity, and such other criteria as the Committee deems relevant. The Committee will consider candidates recommended by the Board, management, shareholders, and others. The charter authorizes the Committee to retain and pay advisors to assist it in identifying and evaluating candidates. For further information concerning the Committee’s duties and responsibilities please refer to the Committee’s charter, which is available in the Investor Relations section of the Company’s website at www.insigniasystems.com. Notwithstanding the foregoing, the full Board, which at the time consisted entirely of independent directors, conducted the evaluation and approval of director nominees for election at this year’s annual meeting of shareholders.

Policies Concerning Nomination Process. Shareholders who wish to recommend candidates to the Board or its Nominating and Corporate Governance Committee should submit the names and qualifications of the candidates at least 120 days before the date of the Company’s proxy statement for the previous year’s annual meeting. Submittals should be in writing and addressed to the Committee at the Company’s headquarters. Candidates recommended by shareholders will be evaluated using the same criteria applicable to other candidates.

Committee Meetings. The Committee did not meet during 2016.

Leadership Structure of the Board of Directors

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in the best interests of the Company to make such a determination periodically, based on available information. The positions of Chief Executive Officer and Chairman of the Board are not currently held by the same person. Kristine Glancy serves as our President and Chief Executive Officer and F. Peter Zaballos serves as Chairman of the Board. Under this structure, our President and Chief Executive Officer and other senior management under her supervision are primarily responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the President and Chief Executive Officer and senior management, sets the agenda for meetings of the Board and presides over meetings of the full Board. The Board believes the current leadership structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the day-to-day management direction of the Company by Ms. Glancy and other senior management.

Board Role in Risk Oversight

The Company faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

Our Board is actively involved in overseeing risk management, and it exercises its oversight both through the full Board and through the three standing committees of the Board – the Audit, Compensation and Nominating and Corporate Governance Committees. The three standing committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

The Board and the three standing committees receive information used in fulfilling their oversight responsibilities through the Company’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, fiscal year budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters. The Board will respond to shareholder communications when it deems a response to be appropriate.

Code of Ethics

The Board has adopted a Code of Ethics which applies to all of our employees, directors and contractors to promote the highest honest and ethical conduct and compliance with laws, regulations and Company policies. The Code of Ethics is available in the Investor Relations section of the Company’s website at www.insigniasystems.com.

Compensation of Non-Employee Directors

The following table summarizes the compensation paid to our non-employee directors for 2016.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
Jacob J. Berning(4)	$3,500	$–	$–	$3,500
Sardar Biglari(5)	$18,510	$25,893	$5,638	$50,041
David L. Boehnen(6)	$3,750	$6,863	$-	$10,613
Philip A. Cooley(5)	$17,500	$15,000	$5,638	$38,138
Edward A. Corcoran(7)	$4,488	$–	$–	$4,488
Michael C. Howe	$20,750	$15,000	$–	$35,750
Nicholas J. Swenson(8)	$16,500	$15,000	$–	$31,500
F. Peter Zaballos	$20,260	$25,893	$–	$46,153
Steven R. Zenz	$19,750	$15,000	$–	$34,750
_________________________
(1)
Reflects annual board retainer and fees for attending Board, committee and conference call meetings earned during 2016.

(2)
On June 23, 2016, each non-employee director received a grant of unrestricted shares of the Company’s common stock pursuant to our 2013 Omnibus Stock and Incentive Plan worth $15,000 based on the closing price of the Company’s common stock on the date of grant. On May 20, 2016, additional prorated stock grants were made to Messrs. Boehnen, Biglari and Zaballos for their service as Chairmen in 2015.

(3)
Represents non-qualified stock option awards granted pursuant to our 2013 Omnibus Stock and Incentive Plan during 2016. The dollar value of the options represents the estimated grant date fair value in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, which requires several significant judgments and assumptions. Please refer to Note 8, “Shareholders’ Equity,” to the Company’s financial statements in its Form 10-K for the year ended December 31, 2016, for information regarding the assumptions used to determine the fair value of options granted. All options granted to the directors immediately vest upon grant. The aggregate number of option awards outstanding at December 31, 2016, for each director were as follows: Mr. Biglari – 10,000; Mr. Cooley – 10,000; Mr. Howe – 10,000; Mr. Swenson – 10,000; Mr. Zaballos – 10,000; and Mr. Zenz – 10,000.

(4)
Did not stand for re-election at the 2016 Annual Meeting of Shareholders, but is a current Nominee.

(5)
Mr. Biglari and Mr. Cooley joined the Board in December 2015 and in January 2016 received a one-time grant of a non-qualified stock option to purchase up to 10,000. Mr. Biglari and Mr. Cooley resigned from the Board on March 1, 2017.

(6)
Did not stand for re-election at the 2016 Annual Meeting of Shareholders.

(7)
Mr. Corcoran resigned from the Board on March 31, 2016.

(8)
Mr. Swenson resigned from the Board on February 17, 2017

For 2016, non-employee directors were eligible to receive an annual cash retainer of $10,000 per year and the Co-Chairmen of the Board were eligible to receive and additional annual cash retainer of $2,500 each. Each such retainer is allocated to a director for the portion of the year served in each role.

All non-employee directors were eligible to receive $1,000 for each Board meeting ($250 for each conference call meeting) that they attended. In addition, the chair of each committee was eligible to receive $1,000 for each in-person meeting of the committee over which they presided ($500 for each conference call meeting). Members of committees were eligible to receive $500 for each committee meeting they attended in person on days separate from regular Board meetings ($250 for each conference call meeting).

In 2016, each non-employee director received a grant of shares of common stock based on a target grant date fair value of $15,000. These equity grants were made on June 23, 2016 pursuant to the 2013 Omnibus Stock and Incentive Plan. Each non-employee director was granted 6,849 vested shares, and the non-employee Co-Chairs were granted 10,273 vested shares, based on a closing price of $2.19 for a share of the Company’s common stock on the date of grant as reported by The NASDAQ Stock Market. On May 20, 2016, Messrs. Boehnen, Biglari and Zaballos were issued a prorated grant of shares for their service as Chairmen in 2015 of 3,064, 1,515 and 1,515 shares, respectively.

PROPOSAL ONE –
ELECTION OF DIRECTORS

Nominations

The Board believes it is important that the Board be composed of members whose collective judgment, experience, qualifications, attributes and skills ensure that the Board will be able to fulfill its responsibilities to see that the Company is governed in a manner consistent with the interests of the shareholders of the Company and in compliance with applicable laws, regulations, rules and orders, and to satisfy its oversight responsibilities effectively.

Composition

In determining the nominees to be recommended for election to serve as directors of the Company, the Board first determined that the size of the Board should be reduced to five members in order to facilitate more efficient Board processes and to establish a size that it considers to be more appropriate to the size of the Company. The Board, which at the time consisted entirely of independent directors, evaluated the existing members of the Board and qualified candidates, if any, for service on the Board. The Board then approved a slate of directors to be nominated for election at the Annual Meeting.

When identifying and evaluating candidates for director, the Board and its Nominating and Corporate Governance Committee, as applicable, consider the general and specific qualifications, experience and characteristics which may have been approved by the Board or determined by the Committee from time to time including qualifications reflecting the individual’s integrity, reputation, education, experience, industry knowledge, leadership qualities and independence. Specifically, the Board seeks independent directors who have experience relevant to the Company’s business and strategic objectives, specifically experience in retailing, the consumer packaged goods industry, and with technology innovation. The Board developed a detailed set of criteria aligned with these objectives, and evaluated potential candidates against these criteria. The Board and its Nominating and Corporate Governance Committee, as applicable, also consider diversity in a broad sense when evaluating a director nominee, taking into account various factors, including but not limited to, differences of viewpoint, professional experience, education, skill, race, gender and national origin, but does not have a formal policy regarding diversity of Board members.

When considering whether directors and nominees have the requisite judgment, experience, qualifications, attributes and skills, taken as a whole, to enable the Board to fulfill its responsibilities to ensure that the Company is governed in a manner consistent with the interests of the Company’s shareholders, the Board and its Nominating and Corporate Governance Committee, as applicable, focus primarily on the information discussed in each of the directors’ individual biographies set forth below.

Director Nominees

The Board has nominated two of the three current members of the Board and nominated three additional qualified candidates as named below for election at the Annual Meeting. If elected, each will serve for a term of one year, or until their successors are elected and qualified, subject to their prior death, resignation, retirement or removal from office. In order to facilitate a reduction in the size of the Board and to pursue other interests, Mr. Howe chose not to stand for re-election at the 2017 Annual Meeting of Shareholders.

The Board has determined that each such nominee is qualified to serve as a director of the Company based on their ability to meet the aforementioned criteria. The specific qualifications of each nominee, including biographical data for at least the last five years and the particular experience, qualifications, attributes or skills that led to a conclusion that he or she should serve as a director of the Company, are set forth below. Should one or more of these nominees become unavailable to accept nomination or election as a director (which is not anticipated), the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, or the Board may reduce the number of directors to be elected. Unless otherwise instructed by the shareholder, the proxy holders will vote the proxies received by them for each of the nominees named below.

Jacob J. Berning, 44, has served as Marketing Vice President at The Schwan Food Company since September 2014. Mr. Berning has extensive leadership experience across a diverse set of businesses and teams in the consumer packaged goods industry. His 17 years of marketing experience working with a variety of different brands also includes time as Marketing Director of WhiteWave Foods Company from July 2011 to September 2014 and Marketing Manager at General Mills, Inc. from September 2003 to July 2011. These experiences provide knowledge and understanding of the industry representing the majority of our customer base. He served as a director of the Company from December 2014 until the conclusion of our 2016 Annual Meeting in June 2016. Mr. Berning’s nomination for election at the 2017 Annual Meeting did not result from any agreement between the Company and any third party. He was originally elected to the Board in accordance with a standstill arrangement among the Company and a shareholder group composed of Nicholas J. Swenson, Air T, Inc., Groveland Capital LLC and Groveland Hedged Credit Fund LLC. He did not stand for re-election at the 2016 Annual Meeting.  He has a BA degree from the University of Minnesota and an MBA (Finance and Marketing) from New York University.

Kristine A. Glancy, 39, has been our President and Chief Executive Officer since May 2016. Prior to joining the Company, Ms. Glancy served in various roles at The Kraft Heinz Company from 1999 to 2016, most recently as Customer Vice President from May 2013 to April 2016. She held the positions of Director of Sales from June 2012 to May 2013 and National Customer Manager from November 2010 to June 2012. Her more than 17 years as a sales and marketing executive provide the necessary skills to the Board and Company in the areas of Sales, Product Strategy, Customer Relations, Business and Brand Development. Ms. Glancy holds a Bachelor of Arts degree in Marketing and International Business from Saint Mary’s University and an MBA from Fordham University, New York City.

Rachael B. Vegas, 41, has served as the Chief Merchant at Brandless, Inc. since March 2016. She previously served in various roles at Target Corporation, Food Lion and Hannaford Supermarkets from 1997 to 2016. Most recently, from February 2014 to February 2016 as Vice President, General Merchandising Manager; Center Store, Grocery; from February 2013 to February 2014 as Vice President Merchandising Manager; Dry Grocery, Snacks, Candy; from February 2011 to February 2013 as Vice President Merchandising Manager; Snacks, Beverages, Pet Care, Candy and Liquor. Ms. Vegas’ vast experience in retail and consumer packaged goods industries are valuable to the Company. Ms. Vegas holds Bachelor of Arts degree in International Relations from Tufts University and an MBA from Kenan-Flagler Business School, University of North Carolina.

F. Peter Zaballos, 58, has served as a member of the Board since June 2015. He served as Co-Chairman of the Board from January 2016 to March 1, 2017 and Chairman of the Board since March 1, 2017. Mr. Zaballos has served as the Vice President of Marketing and Product at SPS Commerce since September 2012. Previously, he served as Vice President of Marketing at SPS Commerce from April 2012 to September 2012. From 2010 to 2011, he held the positions of Vice President, Product and Vice President, Marketing and Business Development at StudyBlue, a cloud service reaching more than a million high school and college students. His more than 15 years as a marketing executive and board experience provide knowledge and skills to the Board in the areas of brand development and marketing, product strategy, business development and innovation. Mr. Zaballos has a Bachelor of Science degree from the University of California, Berkeley, and a Master’s degree (SM) in Management from the Massachusetts Institute of Technology (MIT), Sloan School of Management.

Steven R. Zenz, 63, has served as a member of the Board since October 2013. He is a former partner of the audit and advisory firm KPMG, where he served in various capacities in his 33 years with the firm, including partner in charge of the audit group and partner in charge of the firm’s SEC and technical accounting practices in KPMG’s Minneapolis, Minnesota and Des Moines, Iowa, offices as well as lead audit partner for many publicly-held company clients. Since his retirement from KPMG in 2011, Mr. Zenz has acted as a consultant on several merger and acquisition transactions providing advice on valuations, SEC filings, technical accounting and integration, which we believe will benefit the Company. He also serves on the boards of directors of RedBrick Health Corporation and Frankly Inc. (Toronto Stock Exchange). He holds a Bachelor of Science degree in Accounting and a Masters of Business Taxation degree from the University of Minnesota.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” EACH OF THE FIVE NOMINEES.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Current Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Kristine A. Glancy	39	President and Chief Executive Officer
Mark A. Cherrey	34	Director of Finance and Controller, Interim Principal Accounting Officer, Interim Principal Financial Officer and Interim Treasurer

Kristine A. Glancy, 39, has been our President and Chief Executive Officer since May 2016. Prior to joining the Company, Ms. Glancy served in various roles at The Kraft Heinz Company from 1999 to 2016, most recently as Customer Vice President from May 2013 to April 2016. She held the positions of Director of Sales from June 2012 to May 2013 and National Customer Manager from November 2010 to June 2012. Her more than 17 years as a sales and marketing executive provide the necessary skills to the Board and Company in the areas of Sales, Product Strategy, Customer Relations, Business and Brand Development. Ms. Glancy holds a Bachelor of Arts degree in Marketing and International Business from Saint Mary’s University and an MBA from Fordham University, New York City.

Mark A. Cherrey, 34, was appointed Interim Principal Accounting Officer, Interim Principal Financial Officer and Interim Treasurer in May 2016. Mr. Cherrey has been the Company’s Director of Finance and Controller since July 2015. Previously, he served as Accounting Manager of the Company from 2012 through June 2015. Prior to joining the Company, Mr. Cherrey worked at Ceridian Corporation as a Senior Sales Manager on the Client Process Improvement Team from 2011 to 2012. Mr. Cherrey maintains an active CPA license in the State of Minnesota and began his career with Grant Thornton, LLP, where he served in various roles from 2005 to 2011, most recently as a Manager in the Business Advisory Services Group.

Executive officers are elected annually by the Board and serve for a one-year period. There are no family relationships among any of the executive officers and directors of the Company.

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to Insignia Systems, Inc. during the fiscal years ended December 31, 2016 and 2015 by our President and Chief Executive Officer, Director of Finance and Controller, former Acting President, Chief Financial Officer, Secretary and Treasurer and former Chief Sales and Marketing Officer, together referred to as our “Named Executive Officers.”

Name and Position	Year	Salary	Bonus	Stock Awards	Option Awards(1)(2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation	Total
Kristine A. Glancy(4)	2016	$169,231	$120,000	$233,000(5)	$–	$–	$–	$522,231
President and Chief Executive Officer

Mark A. Cherrey	2016	$117,521	$15,000	$7,455(6)	$–	$–	$–	$139,976
Director of Finance and Controller (Interim Principal Accounting Officer, Interim Principal Financial Officer and Interim Treasurer)

John C. Gonsior(7)	2016	$106,442	$–	$–	$–	$–	$–	$106,442
Former Acting President, Chief Financial Officer, Secretary and Treasurer	2015	$229,808	$27,110	$57,420(8)	$38,492	$72,890	$–	$425,720

Timothy J. Halfmann(9)	2016	$86,538	$–	$–	$–	$–	$7,101	$93,639
Former Chief Sales and Marketing Officer	2015	$250,000	$–	$28,200(10)	$38,492	$76,929	$–	$393,621
_______________________
(1)
Amounts shown represent the aggregate grant date fair value of equity awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, based on the closing stock price on the grant date as reported by The NASDAQ Stock Market. Please refer to Note 8, “Shareholders' Equity” to the Company's financial statements in its Form 10-K for the year ended December 31, 2016, for information regarding the assumptions used to determine the fair value of equity awards granted, including the Black-Scholes option pricing model used for option awards.

(2)
Amounts shown for 2016 and 2015 represent option awards granted pursuant to the 2013 Omnibus Plan.

(3)
Amounts shown were earned under the Executive Officer Incentive Bonus Plan for the years indicated and were paid in the following year.

(4)
Ms. Glancy joined the Company on May 9, 2016.

(5)
Amount shown represents the aggregate grant date fair value of restricted stock granted on May 13, 2016.

(6)
Amount shown represents the aggregate grant date fair value of restricted stock units granted on August 10, 2016.

(7)
Mr. Gonsior resigned from all positions with the Company on May 27, 2016.

(8)
Amount shown represents the aggregate grant date fair value of restricted stock units granted on June 9, 2015 and July 14, 2015.

(9)
Mr. Halfmann resigned from all positions with the Company on April 20, 2016.

(10)
Amount shown represents the aggregate grant date fair value of restricted stock units granted on June 9, 2015.

Executive Compensation

The principal components of compensation for the Named Executive Officers are: (i) base salary; (ii) non-equity incentive compensation in the form of an annual cash bonus under the Executive Officer Incentive Bonus Plan (“Executive Bonus Plan”); and (iii) long-term, equity-based incentive compensation in the form of stock options and restricted stock units. These components of compensation are summarized below, followed by a description of each Named Executive Officer’s individual agreements with the Company and the compensation received thereunder.

Executive Bonus Plan

The Executive Bonus Plan was established in 2007 and applies to future fiscal years until terminated or superseded. The executive officers are eligible to earn annual cash bonus payments if the Company meets pre-established financial performance objectives. Ms. Glancy was eligible to participate in the Executive Bonus Plan in 2016.

Fiscal Year 2016 Performance Targets

Bonus Level	Minimum Total EBITDA	Percent of Target Variable Compensation
Minimum Below Plan Plan Exceed Plan Significantly Exceed Plan	80% of Target 90% of Target 100% of Target 110% of Target 150% of Target	0% 50% 100% 120% 150%

For 2016, target EBITDA was established by the Compensation Committee to be $3,600,000. EBITDA was calculated as loss before taxes less interest, income tax, depreciation, and amortization. No Executive Bonus Payments were made under the 2016 Plan as the minimum level was not achieved.

Long-term, Equity-Based Incentive Compensation (Restricted Stock Awards and Restricted Stock Units)

The Compensation Committee has determined that restricted stock awards are appropriate based on market practices and in accordance with our overall compensation philosophy. For 2016, the restricted stock and restricted stock units were granted under our 2013 Omnibus Plan. The restricted stock was scheduled to vest in one-fifth increments on the anniversary of the date of grant over five years and the restricted stock units were scheduled to vest in one-half increments on the anniversary of the date of the grant over two years.

On May 13, 2016, Ms. Glancy received a restricted stock award of 100,000 shares. On August 10, 2016, Mr. Cherrey received restricted stock units of 3,500 units. Each restricted stock unit represents a contingent right to receive one share of the Company’s common stock.

Severance and Change in Control Arrangements with Named Executive Officers

In connection with Ms. Glancy’s election to serve as the Company’s Chief Executive Officer, effective May 9, 2016, the Company and Ms. Glancy have entered into an Employment Agreement and a Change in Control Agreement, each effective as of May 9, 2016. Her Employment Agreement provides that Ms. Glancy will receive an established annual base salary, subject to increase from time to time, target incentive compensation awards beginning with 2016, a cash signing bonus, and participation in customary benefit plans and programs, in addition to a one-time equity award.

Pursuant to her Employment Agreement, in the event of Ms. Glancy’s involuntary termination without cause or voluntary termination with good reason, she will be eligible to receive accrued and unpaid compensation as well as the following severance pay and benefits: (1) the annual incentive compensation she would have been entitled to receive for the year in which her termination occurs as if she had continued until the end of that fiscal year, determined based on the Company’s actual performance for that year relative to the performance goals applicable to Ms. Glancy, prorated for the number of days in the fiscal year through her termination date and generally payable in a cash lump sum at the time such incentive awards are payable to other participants; (2) an applicable percentage of Ms. Glancy’s annual base salary as in effect at the time of Termination, payable in a single lump sum payment no later than 60 days following the termination date; and (3) welfare benefit continuation for four months following termination. In the event of Ms. Glancy’s death, disability, involuntary termination for cause or voluntary termination without good reason, Ms. Glancy will be entitled to accrued and unpaid compensation as provided in the Employment Agreement. The “applicable percentage” is 50% during the first year of Ms. Glancy’s employment and 100% thereafter. “Cause” is defined in Ms. Glancy’s Employment Agreement as (a) the deliberate and continued failure to substantially perform the duties and responsibilities; (b) the criminal felony conviction of, or a plea of guilty or nolo contendere; (c) the material violation of Company policy; (d) the act of fraud or dishonesty resulting or intended to result in personal enrichment at the expense of the Company; (e) the gross misconduct in performance of duties that results in material economic harm to the Company; or (f) the material breach of the Employment Agreement by Ms. Glancy. “Good reason” includes demotion, reduction in salary or benefits, and certain other events.

Under Ms. Glancy’s Change in Control Agreement, upon a qualifying termination, she would be eligible to receive the following, subject to offset by the amount of any severance previously paid to her under any employment agreement with the Company: (1) a lump sum severance payment equal to one-hundred percent of her base salary, (2) cash payment equal to the sum of (x) unpaid incentive compensation that has been allocated or awarded to Ms. Glancy for a completed fiscal year preceding the date of the Qualifying Termination which is contingent only upon the continued employment to a subsequent date plus (y) a pro rata portion to the date of the Qualifying Termination of her target bonus for the year calculated through the date of the Qualifying Termination, (3) welfare benefit continuation for a period of 12 months, (4) certain post-retirement health care or life insurance benefits if Ms. Glancy would have become eligible for such benefits during the 24 months after the date of termination, (5) a lump sum payment equal to all earned but unused paid time off days, and (6) outplacement fees not to exceed $5,000. The Change in Control Agreement defines “qualifying termination” as a termination by the Company without cause or a termination by Ms. Glancy with good reason, in each case either concurrent with or within 24 months following a change in control or a termination by the Company without cause within six months prior to a change in control if termination is in connection with or in anticipation of the change in control. “Change in control” is defined as a sale of all or substantially all of the assets of the Company, a merger in which the shareholders of the Company own less than 50% of the surviving entity, the acquisition of 40% or more of the Company’s outstanding stock by a single person or a group, or the election of a majority of the Company’s directors who consist of persons who were not nominated by the Company’s prior Board. “Cause” is defined as (i) the deliberate and continued failure to devote substantially all business time and best efforts to the performance of the Ms. Glancy’s duties; (ii) the deliberate engaging in gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (iii) conviction of, or plea of guilty or nolo contendere to, a felony or any criminal charge involving moral turpitude. “Good reason” is defined in the agreement to include demotion, reduction in salary or benefits, and certain other events.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards held by our Named Executive Officers at December 31, 2016, excluding Mr. Gonsior, Mr. Halfmann and Mr. Dall, who resigned on May 27, 2016, April 30, 2016 and July 8, 2015, respectively, and had no outstanding equity awards at December 31, 2016.

		Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested
Kristine A. Glancy	5/13/2016					100,000	$233,000
Mark A. Cherrey	5/21/2014	5,000	2,500	$3.03	5/21/2024
	7/15/2015					1,000	$2,650
	8/10/2016					3,500	$7,455
__________________________
(1)
Each option is scheduled to vest and become exercisable in three equal annual installments over the three-year period measured from the grant date, subject to continued employment through each vesting date.

(2)
The restricted stock units granted on July 15, 2015 and August 10, 2016 are scheduled to vest in two equal annual installments over a two-year period measured from the grant date. The restricted stock granted on May 13, 2016 is scheduled to vest in five equal annual installments over a five-year period measured from the grant date.

Supplemental Compensation

In January 2016, the Compensation Committee awarded Mr. Gonsior a $50,000 retention bonus, which was scheduled to be paid in cash if he had remained employed with the Company through the later of March 15, 2017 and the completion and acceptance of the audit of the financial statement for the fiscal year ending December 31, 2016. No amounts were paid to Mr. Gonsior under this arrangement.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code contains special rules regarding the federal income tax deductibility of compensation paid to certain executive officers. It also limits the federal income tax deductibility of compensation paid to the executive officers named in the Summary Compensation Table for a given year. Compensation paid to any of these specified executive officers will be deductible by the Company only to the extent that it does not exceed $1,000,000 for a taxable year or qualifies as “performance-based” compensation under Section 162(m). The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted equity awards. Interpretations of and changes to applicable tax laws and regulations as well as other factors beyond our control also can affect deductibility of compensation. The Committee considers the anticipated tax treatment to the Company as one of a variety of factors when determining executive compensation, and seeks to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with our compensation policies and what we believe is in the best interests of our shareholders. However, for the above reasons, and in order to maintain the flexibility to be able to compensate our named executive officers in a manner designed to promote varying corporate goals, the Committee may provide non-deductible compensation in situations where the Committee believes it to be appropriate.

PROPOSAL TWO –
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the annual meeting held in 2011, shareholders voted to cast advisory, non-binding votes on executive compensation on an annual basis. Accordingly, we are requesting this non-binding advisory vote on the executive compensation paid to our Named Executive Officers.

Effect of Vote

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the vote of the shareholders on this resolution is a “non-binding” advisory vote. The purpose of the vote is for the shareholders to give their opinion to the Board on the Company’s executive compensation. The Board is not required by law to take any action in response to the shareholder vote. However, the Board values the opinion of the shareholders, and the Board and the Compensation Committee will evaluate the results of the 2017 vote carefully when making future decisions regarding compensation of the Named Executive Officers.

Our executive compensation received substantial shareholder support and was approved, on an advisory basis, by approximately 91.8% of the votes cast FOR or AGAINST the corresponding proposal at the annual meeting of shareholders held in 2016. The Compensation Committee believes that this vote reflected our shareholders’ strong support of the compensation decisions made by the Committee for our named executive officers for 2015.

Compensation Philosophy and Compensation of our Named Executive Officers

Our discussion of the authority and processes of the Compensation Committee and its committee charter beginning on page 6 of this proxy statement explains the responsibilities of our Compensation Committee. This summary and the Narrative Disclosure of Executive Compensation beginning on page 11 provide information concerning the compensation philosophy, plans and policies under which we paid the Named Executive Officers. As set forth in the Summary Compensation Table on page 11 and the Narrative Disclosure of Executive Compensation, our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Given the pay-for-performance structure of our executive compensation program, the Compensation Committee and the Board believe that the compensation of our Named Executive Officers is reasonable and appropriate and justified by the performance of the Company in a challenging environment.

Form of Resolution

The shareholders are being asked at the Annual Meeting to vote “FOR” or “AGAINST” the following resolution:

RESOLVED, that the holders of the Company’s common stock approve the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2017 proxy statement pursuant to the compensation disclosure rules of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL THREE –
NON-BINDING ADVISORY VOTE ON FREQUENCY OF
EXECUTIVE COMPENSATION VOTES

As required under the Dodd-Frank Act and SEC rules, shareholders have an opportunity at annual meetings of shareholders to cast a non-binding advisory vote on how frequently future executive compensation votes should be conducted by the Company. Shareholders may indicate whether they prefer a vote on executive compensation every one, two or three years, or abstain on the question. The Company is required to solicit shareholder votes on the frequency of future executive compensation votes at least once every six years, although we may seek shareholder input more frequently.

The Board recommends that the shareholders select a frequency of annual voting. The Board has determined that a vote each year is preferable because it would provide more consistent feedback on our compensation programs, policies and decisions.

Effect of Vote

The frequency selected by the shareholders for future executive compensation votes is not binding on the Board. However, the Board will give the frequency selected by the shareholders due consideration in setting future votes on executive compensation.

At the annual meeting held in 2011, shareholders expressed a preference for holding an advisory, non-binding vote on executive compensation on an annual basis. In light of that preference, the Board determined that it would include a nonbinding advisory vote to approve the compensation of our named executive officers in our company’s proxy materials every year until the next required advisory vote on the frequency of shareholder votes to approve named executive officer compensation.

Form of Vote

The proxy card provides shareholders with the opportunity to choose among four options (conducting the executive compensation vote every one, two or three years, or abstaining from voting on this item). As a result, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Proxies will be voted for the option of annual frequency (every year) unless shareholders specify otherwise in their proxies. The voting option that receives the highest number of votes will be considered the preference of the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF
“1 YEAR” FOR THE FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL FOUR –
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2017. Although we are not required to do so, the Board is submitting the appointment of Baker Tilly for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider its selection. Baker Tilly has been the Company’s auditor since July 2011. A representative of Baker Tilly is expected to be present at the Annual Meeting, and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the fees for services rendered by Baker Tilly for the years ended December 31, 2016 and December 31, 2015, respectively.

	2016	2015
Audit Fees(1)	$122,300	$112,100
Audit-Related Fees(2)	10,400	10,000
Tax Fees	–	–
All Other Fees(3)	6,000	–
Total	$138,700	$122,100
__________________________
(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, review of quarterly financial statements, and filings of registration statements related to shares reserved for issuance under the Company’s stock plans.

(2)
Audit-related fees represent fees for the audit of the Company’s 401(k) plan.

(3)
All other fees represent fees for non-audit related services associated with the one-time special dividend of $0.70 per share declared on November 28, 2016.

Audit Committee Pre-Approval Policy

The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee. All of the fees paid in 2016 and 2015 were pre-approved by the Company’s Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee provides independent and objective oversight of our financial reporting. Management has primary responsibility for our financial statements and reporting process, including our systems of internal controls.

Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the United States.

In performing its functions, the Audit Committee:

●
Met with the Company’s independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their audit, the results of their audit and their evaluation of the Company’s internal controls;

●
Reviewed and discussed with management and the independent registered accounting firm the audited financial statements included in our Annual Report;

●
Discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable Public Company Oversight Board standards; and

●
Received from the independent registered public accounting firm the written disclosures and the letter regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with representatives of such firm its independence from management and the Company.

Based on the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee’s review of the representations of management and the report of such firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

Submitted by the Audit Committee:

Steven R. Zenz, Chairman	Michael C. Howe	F. Peter Zaballos

The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents certain information regarding our equity compensation plans, the 2003 Stock Plan, the 2013 Omnibus Plan and our Employee Stock Purchase Plan, as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	419,162(1)	$3.18	635,663(2)
Equity compensation plans not approved by security holders	–	–	–
Total	419,162	$3.18	635,663
_____________________________
(1)
This number includes 172,000 options exercisable under the 2013 Omnibus Plan. The 2003 Stock Plan expired on February 24, 2013, but 247,162 options remain exercisable under December 2022.

(2)
This number includes 134,041 shares available for issuance under the Employee Stock Purchase Plan. The Company maintains the Employee Stock Purchase Plan, pursuant to which eligible employees, including all executive officers, can contribute up to ten percent of their base pay per year to purchase shares of Common Stock. The shares are issued by the Company at a price per share equal to 85% of market value on the first day of the offering period or the last day of the plan year, whichever is lower. This number also includes 501,622 shares available for issuance under the 2013 Omnibus Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information provided to the Company as to the beneficial ownership of common stock as of April 13, 2017, by: (i) persons known to the Company to hold 5% or more of such stock; (ii) each of the directors and nominees of the Company; (iii) each of the Named Executive Officers; and (iv) by all directors, nominees and current executive officers as a group. The address of each director, nominee and executive officer is 8799 Brooklyn Boulevard, Minneapolis, Minnesota 55445. Beneficial ownership includes shares available for purchase under options and subject to settlement under restricted stock units within 60 days after April 13, 2017. Unless otherwise indicated, each person had sole voting power and sole investment power for all such shares beneficially held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares
Shareholders / Shareholder Groups
Biglari Capital Corp., et al.	2,313,200(2)	19.7%
17802 IH 10 West, Suite 400
San Antonio, TX 78257

Air T, Inc., et al.	2,076,103(3)	17.7%
3524 Airport Road
Maiden, NC 28650

Cable Car Capital LLC	731,124(4)	6.2%
1449 Washington Street #6
San Francisco, CA 94109

Renaissance Technologies LLC	592,300(5)	5.0%
800 Third Avenue
New York, NY 10022

Directors, Nominees and Executive Officers
Kristine A. Glancy	100,000	*
Steven R. Zenz	36,355	*
F. Peter Zaballos	30,768	*
Michael C. Howe	25,829	*
Mark A. Cherrey	19,923	*
Jacob J. Berning	5,319	*
Rachael B. Vegas	–	–
John C. Gonsior(6)	–	–
Timothy J. Halfmann(7)	–	–
All current directors, nominees and current executive officers as a group (7 persons)	218,194(8)	1.8%
_____________________________
* Less than one percent.

(1)
Includes the following shares subject to options exercisable within 60 days after April 13, 2017, as adjusted to accommodate the special dividend paid on January 6, 2017.

Name	Shares
Mr. Cherrey	10,246
Mr. Howe	13,661
Mr. Zaballos	13,661
Mr. Zenz	13,661

(2)
Based on Amendment No. 3 to Schedule 13D filed with the SEC on March 2, 2017 by Biglari Capital Corp., The Lion Fund II, L.P., and Sardar Biglari, reporting holdings as of March 1, 2017. Biglari Capital Corp. is the general partner of The Lion Fund II. Sardar Biglari is the Chairman and Chief Executive Officer of Biglari Capital Corp. and has investment discretion over the securities owned by The Lion Fund II. By virtue of these relationships, Biglari Capital Corp. and Sardar Biglari may be deemed to beneficially own the shares owned directly by The Lion Fund II.

(3)
Based on Amendment No. 6 to Schedule 13D filed with the SEC on February 16, 2017 by Air T., Inc., Groveland Capital LLC, Groveland Hedged Credit Fund LLC, and Nicholas J. Swenson, reporting ownership as of February 16, 2017. Mr. Swenson is the Chief Executive Officer and a director of Air T. Air T, Inc. has sole dispositive and voting power over 1,654,103 shares and disclaims beneficial ownership of the securities held by the Groveland entities. Groveland Hedged Credit Fund LLC owns the remaining 422,000 shares and each of Groveland Capital LLC, Groveland Hedged Credit Fund LLC and Mr. Swenson share dispositive and voting power over all 422,000 shares. The Groveland entities each disclaim beneficial ownership of the securities held by Air T.

(4)
Based on Schedule 13D filed with the SEC on March 13, 2017 by Cable Car Capital LLC and Jacob Haft Ma-Weaver, reporting ownership as of March 3, 2017. Mr. Ma-Weaver is the Managing Member and investment advisor of Cable Car Capital LLC.

(5)
Based on Schedule 13G filed with the SEC on February 14, 2017 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, reporting ownership as of March 14, 2016. Shares are beneficially owned by Renaissance Technologies Holdings Corporation, which is a majority ownership of Renaissance Technologies LLC.

(6)
Mr. Gonsior resigned from all positions with the Company on May 27, 2016.

(7)
Mr. Halfmann resigned from all positions with the Company on April 20, 2016.

(8)
Includes 51,229 shares subject to options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our securities to file initial reports of ownership of those securities on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC. Specific due dates for these reports have been established by the SEC, and we are required to disclose in this proxy statement any failure to timely file the required reports by these dates. Based solely on our review of the copies of these reports received by us and written representations from our directors and executive officers, we believe that our directors and executive officers complied with all Section 16(a) filing requirements for the fiscal year ended December 31, 2016. The Company knows of no failures to file a report required under Section 16(a) of the Securities Exchange Act of 1934.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The SEC has specific disclosure requirements covering certain types of transactions that we engage in with our directors, executive officers or other specified parties. The Company receives an informational questionnaire from each director, nominee for director, executive officer, and greater than five percent shareholder which contains information about related-party transactions between them and the Company. The Company’s Audit Committee Charter assigns to the Audit Committee the responsibility to review and approve all related-party transactions. The Audit Committee reviews each related-party transaction to determine that it is fair and reasonable to the Company, and that the price and other terms included in any transaction are comparable to the terms that would be included in an arms-length transaction between the Company and an unrelated third party.

In October 2014, the Company introduced The Like MachineTM, which is an in-store consumer approval device. The Company licenses this product from TLM Holdings, LLC (“TLMH”), a company in which Insignia’s former Chief Sales and Marketing Officer, Timothy Halfmann, is a majority owner and, prior to his resignation from the Company, served as a principal. During 2014, our Company paid a total of $250,000 to TLM Holdings, LLC pursuant to this arrangement for the licensing agreement and a minority equity ownership interest. During 2015, our Company paid a total of $28,000 to TLMH pursuant to this arrangement for the licensing agreement and other ancillary services. In March 2016, the Company and TLMH signed a new distribution agreement for the sale of The Like Machine to Insignia’s customers. This new agreement replaces the Company’s prior license agreement with TLMH. Mr. Halfmann resigned from all positions with the Company, effective April 30, 2016. During 2016, the Company paid a total of $721,000 to TLMH pursuant to the 2014 and 2016 agreements for licensing, distribution, and other ancillary services.

During fiscal year 2016, we did not engage in any other transaction, or series of similar transactions, to which we were a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our common stock or members of their immediate family had a direct or indirect material interest. We do not have any currently proposed transaction or series of similar transactions.

OTHER MATTERS

Management of the Company knows of no matters other than the foregoing to be properly brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

SUBMISSION OF SHAREHOLDERS PROPOSALS AND NOMINATIONS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in the Company’s proxy statement for its 2018 Annual Meeting of Shareholders must follow the procedures provided in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s Bylaws. To be timely, such proposals must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary on or before December 30, 2017.

If a shareholder intends to propose an item of business to be considered at an annual meeting of shareholders, but not have it included in the Company’s proxy statement, or if the shareholder intends to nominate a person for election as a director at an annual meeting of shareholders, then the shareholder must provide timely written notice of such proposal or nomination to the Company’s Secretary. To be timely under our Bylaws, such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary not less than sixty days nor more than ninety days prior to a meeting date corresponding to the previous year’s annual meeting of shareholders. For the Company’s 2018 Annual Meeting of Shareholders, such notice must be given between March 8, 2018 and April 6, 2018, and must comply with all applicable statutes and regulations, as well as provide all information required pursuant to the Company’s Bylaws.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the SEC’s website, www.sec.gov, and our corporate website, www.insigniasystems.com. In addition, a copy of the Annual Report on Form 10-K may be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to Insignia Systems, Inc., 8799 Brooklyn Blvd., Minneapolis, MN 55445.

By Order of the Board of Directors Kristine Glancy President and Chief Executive Officer

Whether or not you plan to attend the meeting, vote your shares over the Internet or by telephone by following the instructions on the proxy notice, or, if the proxy materials were mailed to you, by completing, signing, dating and mailing the enclosed proxy card promptly in the envelope provided with the proxy card.

insignia

INSIGNIA SYSTEMS, INC.
8799 BROOKLYN BLVD.
MINNEAPOLIS, MN 55445

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors recommends you vote FOR each of the following Nominees:**

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

1. Election of Directors

**Nominees**

01 Jacob J. Berning 02 Kristine A. Glancy 03 Rachael B. Vegas 04 F. Peter Zaballos 05 Steven R. Zenz

**The Board of Directors recommends you vote FOR the following proposal:**

| | For | Against | Abstain |
|---|---|---|---|
| 2. To approve, by non-binding vote, the company's executive compensation. | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote 1 YEAR on the following proposal:**

| | 1 year | 2 years | 3 years | Abstain |
|---|---|---|---|---|
| 3. To recommend, by non-binding vote, the frequency of executive compensation votes. | ☐ | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR the following proposal:**

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

0000334388_1 R1.0.1.15

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Form 10-K and Form of Proxy are available at www.proxyvote.com

**INSIGNIA SYSTEMS, INC.**
**Annual Meeting of Shareholders**
**June 6, 2017 9:00 AM CDT**
**This proxy is solicited by the Board of Directors**

The shareholders hereby appoint Kristine A. Glancy and Mark A. Cherrey, or either of them, as proxies, each with the power to appoint his, or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INSIGNIA SYSTEMS, INC. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on June 6, 2017, at Minneapolis Marriott West, 9960 Wayzata Boulevard, Minneapolis, MN 55426, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

**Continued and to be signed on reverse side**

0000334388_2 R1.0.1.15